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                                                                   EXHIBIT 10.18

                                 AMENDMENT NO. 1

         THIS AMENDMENT NO. 1 dated as of August 13, 2002 (this "Amendment") to the Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (the "Borrower"), the Banks and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a revolving credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of July 2, 2001 (as amended and modified, the "Credit Agreement") among the Borrower, the financial institutions identified therein (the "Banks"), the Agent and Wachovia Bank, National Association (formerly First Union National Bank) and UBS AG, Stamford Branch, as syndication agents;

         WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the Majority Banks have agreed to the requested modification on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1         Amendments to the Credit Agreement.

         1.1 Consolidated Coverage Ratio. The following proviso is added at the end of the definition of "Consolidated Coverage Ratio" in Section 1.01 of the Credit Agreement to read as follows:

         (provided that the redemption by the Borrower of its 8-7/8% Series A Cumulative Preferred Stock in an aggregate amount not to exceed $76 million shall be excluded for purposes of calculating the Consolidated Coverage Ratio).

         1.2 Repurchase or Redemption of Capital Stock. A second proviso is added at the end of subsection 5.16(a) of the Credit Agreement to read as follows:

         and provided further that, so long as no Default or Event of Default exists or would otherwise be caused thereby, the Borrower may (i) redeem its 8-7/8% Series A Cumulative Preferred Stock in an aggregate amount not to exceed $76 million, and (ii) repurchase, from time to time, its common stock in an aggregate amount not to exceed $25 million.

         SECTION 2 Conditions Precedent. This Amendment shall become immediately effective upon execution hereof by the Majority Banks and the Borrower.

         SECTION 3         Miscellaneous.

         3.1 Except as modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

         3.2 The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

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         3.3      This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         3.4 This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the undersigned parties has caused this
Amendment to be executed as of the day and year first above written.

BORROWER:         HEALTHCARE REALTY TRUST INCORPORATED,
                  a Maryland corporation



                  By: /s/ Timothy G. Wallace
                     --------------------------------------------------------
                  Name:  Timothy G. Wallace
                  Title: Executive Vice President and Chief Executive Officer

AGENT:            BANK OF AMERICA, NA.



                  By: /s/ Kevin R. Wagley
                     --------------------------------------------------------
                  Name: Kevin R. Wagley
                  Title: Principal

BANKS:            BANK OF AMERICA, NA.



                  By: /s/ Kevin R. Wagley
                     --------------------------------------------------------
                  Name: Kevin R. Wagley
                  Title: Principal

                  WACHOVIA BANK, NATIONAL ASSOCIATION
                  (formerly First Union National Bank)



                  By: /s/ Rex E. Rudy
                     --------------------------------------------------------
                  Name: Rex E. Rudy
                  Title: Director

                  UBS AG, STAMFORD BRANCH



                  By: /s/ Wilfred V. Saint        /s/ Luke Goldsworthy
                     --------------------------------------------------------
                  Name: Wilfred V. Saint          Luke Goldsworthy
                  Title: Associate Director       Associate Director

                  FIRST TENNESSEE BANK NATIONAL ASSOCIATION



                  By: /s/ Todd Carter
                     --------------------------------------------------------
                  Name: Todd Carter
                  Title: Vice President

                  AMSOUTH BANK



                  By: /s/ T.G. Powers
                     --------------------------------------------------------
                  Name: T.G. Powers
                  Title: Vice President

                  CREDIT LYONNAIS NEW YORK BRANCH



                  By: /s/ Charles Heidsieck
                     --------------------------------------------------------
                  Name: Charles Heidsieck
                  Title: Senior Vice President


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